Debt - Interest Expense, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Interest expense
Current	$ 24	$ 10
Long-term	89	80
Interest expense	113	90
Interest income	(20)	(20)
Interest expense, net	$ 93	$ 70